UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2014

TARGA RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34991	20-3701075
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Louisiana, Suite 4300

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 13, 2014, Targa Resources Corp. (the “Company”) and Targa Resources Partners LP (the “Partnership”) issued a joint press release announcing that (i) the Company entered into an Agreement and Plan of Merger (the “GP Merger Agreement”) by and among the Company, Targa GP Merger Sub LLC, a Delaware limited liability company and newly formed, wholly owned subsidiary of the Company (“GP Merger Sub”), Atlas Energy, L.P., a Delaware limited partnership (“ATLS”) and Atlas Energy GP, LLC, a Delaware limited liability company and the general partner of ATLS and (ii) the Partnership and the Company entered into an Agreement and Plan of Merger (the “MLP Merger Agreement”) by and among the Company, the Partnership, Targa Resources GP LLC, a Delaware limited liability company and the general partner of the Partnership, Trident MLP Merger Sub LLC, a Delaware limited liability company and a newly formed, wholly owned subsidiary of the Partnership (“MLP Merger Sub”), ATLS, Atlas Pipeline Partners, L.P, a Delaware limited partnership (“APL”) and Atlas Pipeline Partners GP LLC, a Delaware limited liability company and the general partner of APL. Upon the terms and conditions set forth in the GP Merger Agreement, GP Merger Sub will be merged with and into ATLS, with ATLS continuing as the surviving entity and as a wholly owned subsidiary of the Company. Upon the terms and conditions set forth in the MLP Merger Agreement, MLP Merger Sub will be merged with and into APL, with APL continuing as the surviving entity and as a wholly owned subsidiary of the Partnership.

The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated by reference.

Additional Information about the Proposed Transactions

In connection with the proposed transaction, Targa Resources Corp. will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of ATLS and TRC and a prospectus of TRC (the “TRC joint proxy statement/prospectus”). In connection with the proposed transaction, TRC plans to mail the definitive TRC joint proxy statement/prospectus to its shareholders, and ATLS plans to mail the definitive TRC joint proxy statement/prospectus to its unitholders.

Also in connection with the proposed transaction, Targa Resources Partners LP will file with the SEC a registration statement on Form S-4 that will include a proxy statement of APL and a prospectus of TRP (the “TRP proxy statement/prospectus”). In connection with the proposed transaction, APL plans to mail the definitive TRP proxy statement/prospectus to its unitholders.

INVESTORS, SHAREHOLDERS AND UNITHOLDERS ARE URGED TO READ THE TRC JOINT PROXY STATEMENT/PROSPECTUS, THE TRP PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRC, TRP, ATLS AND APL, AS WELL AS THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

A free copy of the TRC Joint Proxy Statement/Prospectus, the TRP Proxy Statement/Prospectus and other filings containing information about TRC, TRP, ATLS and APL may be obtained at the SEC’s Internet site at www.sec.gov. In addition, the documents filed with the SEC by TRC and TRP may be obtained free of charge by directing such request to: Targa Resources, Attention: Investor Relations, 1000 Louisiana, Suite 4300, Houston, Texas 77002 or emailing jkneale@targaresources.com or calling (713) 584-1133. These documents may also be obtained for free from TRC’s and TRP’s investor relations website at www.targaresources.com. The documents filed with the SEC by ATLS may be obtained free of charge by directing such request to: Atlas Energy, L.P., Attn: Investor Relations, 1845 Walnut Street, Philadelphia, Pennsylvania 19103 or emailing InvestorRelations@atlasenergy.com. These documents may also be obtained for free from ATLS’s investor relations website at www.atlasenergy.com. The documents filed with the SEC by APL may be obtained free of charge by directing such request to: Atlas Pipeline Partners, L.P., Attn: Investor Relations, 1845 Walnut Street, Philadelphia, Pennsylvania 19103 or emailing IR@atlaspipeline.com. These documents may also be obtained for free from APL’s investor relations website at www.atlaspipeline.com.

Participants in the Solicitation

TRC, TRP, ATLS and APL and their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from TRC, ATLS or APL shareholders or unitholders, as applicable, in respect of the proposed transaction that will be described in the TRC joint proxy statement/prospectus and TRP proxy statement/prospectus. Information regarding TRC’s directors and executive officers is contained in TRC’s definitive proxy statement dated April 7, 2014, which has been filed with the SEC. Information regarding directors and executive officers of TRP’s general partner is contained in TRP’s Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the SEC. Information regarding directors and executive officers of ATLS’s general partner is contained in ATLS’s definitive proxy statement dated March 21, 2014, which has been filed with the SEC. Information regarding directors and executive officers of APL’s general partner is contained in APL’s Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the SEC.

A more complete description will be available in the registration statement and the joint proxy statement/prospectus.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this current report are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits of the proposed transactions to TRC, TRP, APL, ATLS and their unitholders or stockholders, the anticipated completion of the proposed transactions or the timing thereof, the expected future growth, dividends, distributions of the combined companies, and plans and objectives of management for future operations. All statements, other than statements of historical facts, included in this current report that address activities, events or developments that TRC and TRP expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside TRC’s and TRP’s control, which could cause results to differ materially from those expected by management of TRC and TRP. Such risks and uncertainties include, but are not limited to, weather, political, economic and market conditions, including a decline in the price and market demand for natural gas, natural gas liquids and crude oil, the timing and success of business development efforts; and other uncertainties. These and other applicable uncertainties, factors and risks are described more fully in TRC’s and TRP’s filings with the SEC Commission, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. TRC and TRP do not undertake an obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated October 13, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targa Resources Corp.

Date: October 14, 2014	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

(d)	Exhibits

99.1	Press Release, dated October 13, 2014.